SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Georgetown Bancorp, Inc.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


              -----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each  class of  securities  to which  transaction  applies:

         .........................................................

         2) Aggregate number of securities to which transaction applies:

         .........................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .........................................................
         4) Proposed maximum aggregate value of transaction:

         .........................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

[LOGO]

September 21, 2009


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Georgetown Bancorp, Inc. (the "Company"). The Company is the holding company of Georgetown Savings Bank, and our common stock is traded on the OTC Electronic Bulletin Board under the symbol "GTWN". The Annual Meeting will be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts, at noon, Massachusetts time, on Tuesday, October 27, 2009.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, Wolf & Company, P. C., will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors, the approval of the Georgetown Bancorp, Inc. 2009 Equity Incentive Plan and the ratification of the appointment of Wolf & Company, P. C. as the Company's independent registered public accounting firm for fiscal year 2010. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors, "FOR" the approval of the Equity Incentive Plan, and "FOR" the ratification of the appointment of Wolf & Company, P. C. as the Company's independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Robert E. Balletto

Robert E. Balletto
President and Chief Executive Officer

                            Georgetown Bancorp, Inc.
                               2 East Main Street
                         Georgetown, Massachusetts 01833
                                 (978) 352-8600

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 27, 2009

         Notice is hereby given that the Annual Meeting of Stockholders of Georgetown Bancorp, Inc. (the "Company") will be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts, on Tuesday, October 27, 2009 at noon, Massachusetts time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of four directors to the Board of Directors;

         2. The approval of the Georgetown Bancorp, Inc. 2009 Equity Incentive Plan;

         3. The ratification of the appointment of Wolf & Company, P. C. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2010; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 9, 2009, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 2 East Main Street, Georgetown, Massachusetts, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                           By Order of the Board of Directors

                                           /s/ Joseph W. Kennedy

                                           Joseph W. Kennedy
                                           Corporate Secretary
September 21, 2009

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            Georgetown Bancorp, Inc.
                               2 East Main Street
                         Georgetown, Massachusetts 01833
                                 (978) 352-8600


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 2009

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Georgetown Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts, on Tuesday, October 27, 2009, at noon, Massachusetts time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders, the Proxy Card and this Proxy Statement are first being mailed to stockholders on or about September 21, 2009.


--------------------------------------------------------------------------------
                             REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

         A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                                     VOTING
                    PROCEDURES AND METHODS OF COUNTING VOTES
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on September 9, 2009 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,638,387 shares of common stock issued and outstanding, 1,527,487 of which were held by Georgetown Bancorp, M.H.C. (the "Mutual Holding Company"), and 1,110,900 of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company's shares will assure a quorum is present at the Annual Meeting.

         As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the four nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the approval of the 2009 Equity Incentive Plan, by checking the appropriate box a stockholder may vote "FOR" the item, vote "AGAINST" the item or "ABSTAIN" from voting on the item. The approval of this matter requires the affirmative vote of a majority of the shares present and voting held by Minority Stockholders and by the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked ABSTAIN.

         As to the ratification of Wolf & Company, P. C. as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

         Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of the election of the four nominees proposed by the Board of Directors and in favor of the ratification of Wolf & Company, P. C. as the Company's independent registered public accounting firm, the approval of each such proposal would be assured.

         Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                            Amount of Shares
                                            Owned and Nature   Percent of Shares
      Name and Address of                     of Beneficial     of Common Stock
       Beneficial Owners                      Ownership (1)      Outstanding
      -------------------                   -----------------  -----------------
Principal Stockholders:

Georgetown Bancorp, M.H.C.                      1,527,487            57.9%
2 East Main Street
Georgetown, Massachusetts 01833

Georgetown Bancorp, M.H.C. (2)                  1,624,356            61.6%
and all Directors and Executive Officers as a group (14 persons)
2 East Main Street
Georgetown, Massachusetts 01833

----------------------------------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of Georgetown Bancorp, M.H.C. Excluding shares held by Georgetown Bancorp, M.H.C., the Company's executive officers and directors owned an aggregate of 96,869 shares, or 3.7% of the outstanding shares.

--------------------------------------------------------------------------------
                       PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors currently consists of thirteen members.

         The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. The Nominating/Governance Committee of the Board of Directors has nominated as directors, Anthony S. Conte, Jr., Marybeth McInnis, John H. Yeaton and Mary L. Williams, each to serve for a three-year term and until their respective successors have been elected and shall qualify. Each of the four nominees is currently a member of the Board of Directors.

         The table below sets forth certain information as of September 9, 2009 regarding the composition of the Company's Board of Directors, including the terms of office of members of the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                            Shares of
                                                                                           Common Stock
                                                                                           Beneficially
                                           Positions         Director     Current Term       Owned on       Percent of
          Name(1)             Age            Held            Since(2)       to Expire      Record Date(3)      Class
-----------------------      -----         ---------         --------     -------------    --------------   -----------

                                                       NOMINEES

Anthony S. Conte, Jr.          43           Director           2000           2009             18,784            *
Marybeth McInnis               46           Director           2007           2009              400              *
Mary L. Williams               57           Director           2005           2009             1,000             *
John H. Yeaton                 39           Director           2007           2009              110              *

                                            DIRECTORS CONTINUING IN OFFICE

Keith N. Congdon               48           Director           2007           2010             3,900             *
Kathleen R. Sachs              57           Director           2007           2010              625              *
Richard F. Spencer             65           Director           1999           2010              550              *
David A. Splaine               50           Director           2007           2010             12,560            *
Robert T. Wyman                44           Director           2007           2010             1,250             *
Robert E. Balletto             53     Director, President      2004           2011             28,684           1.09
                                      and Chief Executive
                                            Officer
Stephen L. Flynn               53           Director           2001           2011             1,000             *
Thomas L. Hamelin              53           Director           2000           2011             10,050            *
J. Richard Murphy              65           Director           2008           2011              700              *


                                                   EXECUTIVE OFFICER

Joseph W. Kennedy              49         Senior Vice           N/A            N/A             17,256            *
                                           President
                                      and Chief Financial
                                            Officer
All directors and
executive officers as a
group (14 persons)                                                                             96,869 (4)       3.67


-------------------------------------
(1) The mailing address for each person listed is 2 East Main Street, Georgetown, Massachusetts 01833. Each of the directors listed is also a director of Georgetown Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of common stock.
(2) With regard to Mr. Balletto, Mr. Conte, Jr., Mr. Flynn, Mr. Hamelin and Mr. Spencer, reflects initial appointment to the Board of Trustees of the mutual predecessor to Georgetown Savings Bank.
(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners".
(4) At June 30, 2009, 11,457 shares of common stock had been allocated to the accounts of executive officers under Georgetown Savings Bank's employee stock ownership plan. Under the terms of the plan, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the plan trustee in accordance with voting instructions of plan participants, with each participant deemed to have one share allocated to his/her account. At June 30, 2009, 18,784 shares beneficially owned by Anthony S. Conte, Jr., have been pledged as collateral.
*    Less than one percent.

         The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

         Directors

         Robert E. Balletto has been employed with Georgetown Savings Bank since 1982 and has served as Chief Executive Officer since 1988. In July 2004, Mr. Balletto was elected to the Board of Directors of Georgetown Savings Bank and was also appointed President.

         Keith N. Congdon is the President and owner of Ambrosi Donahue Congdon & Co., P.C., a certified public accounting firm based in Newburyport, MA.

         Anthony S. Conte, Jr. is the owner of Conte Funeral Homes, Inc., located in North Andover, Andover, Newburyport and Georgetown, Massachusetts.

         Stephen L. Flynn is the President and owner of Nunan Florist and Greenhouse, Inc., located in Georgetown, Massachusetts.

         Thomas L. Hamelin is a mechanical engineer for Tokyo Electron MA, Inc., a semi-conductor manufacturing firm, located in Billerica, Massachusetts.

         Marybeth McInnis, Esquire is a lawyer practicing with the McInnis Law Offices, of North Andover, Massachusetts, which specializes in estate planning and administration of estates and trusts.

         J. Richard Murphy is the President and Managing Director of Grey Rock Partners, LLC located in Boston, Massachusetts. Grey Rock Partners, LLC offers Corporate Advisory Services to mid-sized privately held companies and their owners. Grey Rock's services include mergers and acquisitions (both sell-side and buy-side representations), the placement of senior and mezzanine debt, corporate divestiture, and strategic consulting centered on maximizing shareholder value.

         Kathleen R. Sachs, CFP is the founder and a principal of Sachs Financial Planning, a financial planning firm. Ms. Sachs also teaches risk management at Merrimack College.

         Richard F. Spencer retired as Chief of Police for the town of Georgetown, Massachusetts in July 2002.

         David A. Splaine is a business executive with more than two decades of experience, which includes corporate and commercial banking, sports finance, investment banking and corporate sales. He was a director of the Boston Celtics Limited Partnership (NYSE), and is currently a director of several private companies. He was Senior Vice President of Sales for TD Banknorth Garden until June 2006 and is currently a partner in a financial consulting firm, specializing in the sports industry and is also a partner in Ellis Insurance Agency, Inc located in York, Maine and Portsmouth, New Hampshire.

         Mary L. Williams has been employed since January 2006 as Director of EdLink, a partnership of five public higher education institutions located in northeast Massachusetts. From June 2002 until January 2006, she was a Staff Assistant, coordinating federal grants and the development of a five-year strategic plan for North Shore Community College. Prior to that and until June 2002, she was Vice President of Administration and Finance for Massachusetts College of Art.

          Robert T. Wyman, Esquire is an attorney and partner at the law firm Wyman & Barton, LLC, of Andover and Chelmsford, Massachusetts, representing clients in the areas of civil and criminal litigation, real estate litigation and real estate conveyance.

          John H. Yeaton has been employed since January 2003 by Fresenius Medical Care North America of Waltham, Massachusetts, an $8.0 billion company that operates the nation's largest network of dialysis clinics. In August 2007, he was named director of financial planning and analysis. Prior to that, he was the manager of financial planning and analysis. Prior to January 2003, he was employed as a senior financial analyst for The Timberland Company, Stratham, New Hampshire, a $1.0 billion manufacturing company.

         Executive Officer of the Company who is not a Director

         Joseph W. Kennedy began employment with Georgetown Savings Bank in 1999 as Vice President and Chief Financial Officer. Mr. Kennedy has served as Senior Vice President and Chief Financial Officer since January 2004 and Treasurer since April 2003. In October 2006, Mr. Kennedy was elected as Corporate Secretary for the Company and the Georgetown Savings Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

         The common stock of the Company is registered with the Securities and Exchange Commission ("SEC") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2009.

Board Independence

         The Board of Directors has determined that, except for Mr. Balletto, each member of the Board of Directors is an "independent director" within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards. Mr. Balletto is not considered independent because he serves as an executive officer of the Company. In determining the independence of the independent directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under "--Transactions With Certain Related Persons," below:


   Loans made in the normal course of business with the Georgetown Savings Bank:
   -----------------------------------------------------------------------------

                                       Total Potential/
                                   Outstanding Loan Balances
                Director              as of June 30, 2009
                --------              -------------------

         Anthony S. Conte Jr.               $2,332,218
         Stephen L. Flynn                    1,978,918
         Richard F. Spencer                    404,000
         John H. Yeaton                        323,855
         Thomas L. Hamelin                     150,000
         Mary L. Williams                       53,413
         Kathleen R. Sachs                      40,000
                                            ----------
          Total                             $5,282,404
                                               ==========

         Sales of merchandise to the Georgetown Savings Bank:
         ----------------------------------------------------

                                                  Sales
                                         for the fiscal year ended
              Director                         June 30, 2009
              --------                         -------------

         Stephen L. Flynn                         $3,129

References to our Website Address

         References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Meetings and Committees of the Board of Directors

         General. The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. In addition, the "independent" members of the Board of Directors meet in executive sessions on a monthly basis, including thirteen meetings during fiscal 2009. The standing committees include the Executive, Compensation, Nominating/Governance and Audit Committees. During the year ended June 30, 2009, the Board of Directors held twelve regular meetings and one special meeting. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served), with the exception of Director Wyman, whose attendance was 50%.

         While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. Eleven of the twelve then current directors attended last year's Annual Meeting of Stockholders.

         Executive Committee. The Executive Committee consists of directors Richard F. Spencer, Chairman, Keith N. Congdon, Anthony S. Conte, Jr., Stephen
L. Flynn and Mary L. Williams. The Executive Committee meets as needed to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met fourteen (14) times during the fiscal year ended June 30, 2009.

         Nominating/Governance Committee. The Nominating/Governance Committee consists of directors Anthony S. Conte, Jr., Chairman, Marybeth McInnis and Robert T. Wyman. Each member of the Nominating/Governance Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.georgetownsb.com. The Committee met one time during the fiscal year ended June 30, 2009.

         The primary function of the Nominating/Governance Committee is to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval. The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.
Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Committee would solicit suggestions for director candidates from all members of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. During the year ended June 30, 2009, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Nominating/Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         o        has had  experiences and  achievements  that have given him or
                  her  the  ability  to  exercise  and  develop  good   business
                  judgment;

         o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board of Director and committee meetings;

         o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         Finally, the Nominating/Governance Committee will take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

         Procedures for the Recommendation of Director Nominees by Stockholders. The Nominating/Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating/Governance Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 2 East Main Street, Georgetown, Massachusetts 01833. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

         o a statement detailing any relationship between the candidate and the Company;

         o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals". No submission for Board nominees was received by the Company for the Annual Meeting.

         There have been no material changes to these procedures since they were previously disclosed in the proxy statement for the Company's 2008 annual meeting of stockholders.

         Stockholder Communications with the Board of Directors. A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director may write to the Corporate Secretary of the Company, 2 East Main Street, Georgetown, Massachusetts 01833, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

         o forward the communication to the director or directors to whom it is addressed;

         o        attempt to handle the inquiry  directly,  for example where it
                  is  a  request  for   information   about  the  Company  or  a
                  stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board of Directors meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

         The Audit Committee. The Audit Committee consists of directors Keith N. Congdon (Chairman), J. Richard Murphy and John H. Yeaton. Each member of the Audit Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Congdon qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

         o retaining, overseeing and evaluating an independent registered public accounting firm in connection with the audit of the Company's annual financial consolidated statements;

         o in consultation with the independent registered public accounting firm and the Company's internal audit firms, reviewing the integrity of the Company's financial reporting processes, both internal and external;

         o        approving the scope of the audit in advance;

         o reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

         o considering whether the provision of services by the independent registered public accounting firm not related to the annual audit and quarterly reviews is consistent with maintaining its independence;

         o        reviewing   earnings  and  financial  releases  and  quarterly
                  reports filed with the SEC;

         o        consulting with the internal audit firms' staffs and reviewing
                  management's   administration   of  the  system  of   internal
                  accounting controls;

         o approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

         o        reviewing the adequacy of the audit committee charter.

         The Audit Committee met four times during the fiscal year ended June 30, 2009. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company's website at www.georgetownsb.com.

Audit Committee Report

         The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

         The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2009;

         o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence; and

         o Pre-approved all audit, audit-related and other services to be provided by the independent registered public accounting firm.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009. In addition, the Audit Committee approved the appointment of Wolf & Company, P. C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010, subject to the ratification of the appointment by the stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed "soliciting material" or filed with the Securities and Exchange
Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

         Keith N. Congdon, Chairman
         J. Richard Murphy
         John H. Yeaton

Code of Ethics

         The Company has adopted a Code of Ethics that is applicable to the Company's officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.georgetownsb.com. Amendments to and
                                        --------------------
waivers from the Code of Ethics will also be disclosed on the Company's website.

Compensation Committee

         The Compensation Committee, consisting of independent directors Mary L. Williams (Chairman), Kathleen R. Sachs and David A. Splaine, generally determines salary and other compensation for employees, including the Named Executive Officers, as defined below. Each member of the Compensation Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Compensation Committee meets in executive session to determine such salaries. The Compensation Committee met ten (10) times in fiscal year 2009 to establish salaries and incentive plans for the staff of the Georgetown Savings Bank and the Company, as well as to design the 2009 Equity Incentive Plan. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company's website at www.georgetownsb.com.


Executive Compensation

         The Board of Directors' philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

         o To attract, retain and motivate an experienced, competent executive management team;

         o To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company's stock;

         o To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

         o To encourage ownership of the Company's common stock through stock-based compensation; and

         o To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company's peer group based on asset size and market area.

         The Board of Directors considers a number of factors in its decisions regarding executive compensation and benefits including, but not limited to, the level of responsibility and performance of the individual executive officer, the overall performance of the Company, and consideration of industry, community bank peers and local market conditions. Base salary levels of the Company's and Georgetown Savings Bank's executive officers are set to reflect the duties and responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company's market area. In setting base salaries, the Board of Directors also considers a number of factors relating to each executive officer, including individual performance, job responsibilities, experience level, ability and the knowledge of the position, and overall performance of the Company and the Georgetown Savings Bank. These factors are considered subjectively, and where possible quantitatively, and are weighted partially by those aspects deemed more significant than others. Such a weighting of these evaluation factors will vary from year to year in response to the strategic plan and current market conditions. The Board of Directors also considers the recommendations of the Chief Executive Officer with respect to the compensation of the other executive officers. The Board of Directors and the Chief Executive Officer review the same information in connection with these performance evaluations and related recommendations of these executives.

         The Board of Directors increased the base salary levels of the Company's Named Executive Officers, Mr. Balletto and Mr. Kennedy, by $3,262 and $4,425, respectively, in fiscal year 2009.

Executive Compensation

         The following table sets forth for the year ended June 30, 2009 and 2008 certain information as to the total remuneration paid by the Company to Mr. Balletto, who serves as President and Chief Executive Officer and Mr. Kennedy, the Company's Senior Vice President and Chief Financial Officer and Treasurer ("Named Executive Officers").

                                                                                       Nonqualified
                                                                                         deferred
Name and principal                              Stock    Option  Non-equity incentive  compensation    All other
     position         Year    Salary    Bonus  awards   awards    plan compensation      earnings     compensation   Total
                               ($)       ($)     ($)     ($)            ($)                 ($)          ($) (1)      ($)
                               ---       ---     ---     ---            ---                 ---          -------      ---
Robert E. Balletto,   2009   184,337      --      --      --          12,543                 --           67,885    264,765
President and Chief   2008   180,246      --      --      --          16,250                 --           74,449    270,945
 Executive Officer

 Joseph W. Kennedy,   2009   122,255      --      --      --           7,631                 --           51,602    181,488
    Senior Vice
   President and
  Chief Financial
      Officer         2008   117,385      --      --      --          13,000                 --           57,707    188,092
   and Treasurer

(1) Consists of the following payments during fiscal years ended June 30, 2009 and 2008:

                                                                       Term Life
                                                                     Insurance from  Executive                Executive      Club
                                        Employee Stock   Group Life    Endoresement  Owned Life    Health     Disability  Membership
                     Year  401(k) Plan  Ownership Plan   Insurance      Agreement    Insurance    Insurance   Insurance      Dues
      Officer                 ($)            ($)            ($)            ($)          ($)          ($)         ($)          ($)
Robert E. Balletto   2009    11,381          3,573         1,905           1,940      31,350       12,052       1,076         4,608
                     2008    11,490         11,540         1,905           2,309      31,493       11,262          --         4,450

 Joseph W. Kennedy   2009     7,980          2,389         1,438             820      26,338       12,052         585           --
                     2008     7,178          7,517         1,380           1,145      29,225       11,262          --           --

Benefit Plans

         401(k) Plan. Georgetown Savings Bank maintains the Savings Bank Employee Retirement Association (SBERA) 401(k) Plan, which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the "401(k) Plan"). All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours are eligible to participate. Under the 401(k) Plan, participants are permitted to make salary reduction contributions up to the lesser of 75% of compensation or $16,500 (as indexed annually). For these purposes, "compensation" includes wages reported on federal income tax form W-2, with all pre-tax contributions added, but does not include compensation in excess of the tax law limits. Georgetown Savings Bank will make matching contributions equal to 50% of the participants' elective deferrals up to 6% of their compensation. In addition, at the direction of the Board of Directors, Georgetown Savings Bank may contribute an additional amount to participant accounts equal to 3% of the participant's compensation. All employee contributions and earnings thereon are fully and immediately vested. A participant may withdraw salary reduction contributions in the event the participant suffers a financial hardship. The 401(k) Plan permits loans to participants. The 401(k) Plan permits employees to direct the investment of their own accounts into various investment options. Participants are entitled to benefit payments upon termination of employment due to normal retirement, early retirement at or after age 59 1/2, disability or death. Benefits will be distributed in the form of lump sum or installment payments. Georgetown Savings Bank has established an employer stock fund in the 401(k) Plan so that participants can acquire an interest in the common stock of the Company through their accounts in the 401(k) Plan.

         Incentive Compensation Plan. Georgetown Savings Bank maintains an incentive compensation plan to provide incentives and awards to employees in order to support Georgetown Savings Bank's organizational objectives and financial goals. Full-time and part-time employees on or before March 31st of the current plan year are eligible to participate in the incentive compensation plan. Eligible participants who have been employed by Georgetown Savings Bank for less than one year may receive a prorated incentive award. The award is calculated based on the achievement of Company-wide, department and individual goals, the mix and weighting of which will vary from year to year and which are approved annually by the Board of Directors. Distribution of the incentive award is generally made within thirty days of the end of the plan year. Employees whose performance level does not meet expectations may not be eligible for an incentive payout.

         In 2009, Mr. Balletto's plan provided for a target bonus of $22,135, or 12.0% of his current salary, with the following performance categories: (i) achievement of a return-on-assets (ROA) target; (ii) achievement of a net commercial loan portfolio growth target; (iii) achievement of a profitability target for the Bank's North Andover Branch; and (iv) achievement of a net interest margin percentage.

         In 2009, Mr. Kennedy's plan provided for a target bonus of $13,467, or 11.0% of his current salary, with the following performance categories: (i) achievement of a ROA target; (ii) achievement of a net interest margin percentage; and (iii) achievement of a non-interest expense level.

         Employment Agreements. Georgetown Savings Bank has entered into employment agreements with Messrs. Balletto and Kennedy. Effective July 1, 2008, these employment agreements were updated to bring them into compliance with requirements of the final regulations issued under Section 409A of the Internal Revenue Code and for certain other purposes. Each of these agreements has a term of thirty-six months. Subject to approval by the Board of Directors, the agreements renew for an additional year beginning on the first anniversary date of the agreement, and on each anniversary date thereafter, so that the remaining term is thirty-six months. On an annual basis, the Board of Directors of Georgetown Savings Bank conducts a performance review of the executive for purposes of determining whether to renew the agreement. However, if timely written notice of non-renewal is provided to the executive, the employment under the agreement ceases at the end of thirty-six months following such anniversary date.

         Under the agreements, the base salaries for Messrs. Balletto and Kennedy are $184,462 and $122,425, respectively. In addition to the base salary, each agreement provides for, among other things, participation in other benefits as provided to other full time employees of Georgetown Savings Bank. Each agreement also requires Georgetown Savings Bank to provide the executive with long-term disability insurance coverage to replace 66% of the executive's base salary as of July 1, 2008 and bonus as of June 30, 2008, in the event of executive's long term disability and requires the bank to review the amount of coverage every four years. The agreements also provide that, in consideration of terminating the previously existing collateral assignment split dollar agreements between the executives and Georgetown Savings Bank, the Bank entered
into   endorsement   split  dollar   agreements   with  the
executives with a pre-retirement death benefit of $2.0 million for Mr. Balletto and $1.0 million for Mr. Kennedy, and further requires Georgetown Savings Bank to make a tax-adjusted compensation payment towards the purchase of a life insurance policy to be owned by the executive with a death benefit of $1.0 million.

         In addition, the agreements provide for reimbursement of ordinary and necessary business expenses, incurred in connection with the performance of the duties under the respective agreements and subject to the approval of the Board of Directors of Georgetown Savings Bank.

         The agreements provide for termination by Georgetown Savings Bank for cause at any time, in which event the executive will have no right to receive compensation or other benefits for any period after termination. In the event the executive's employment is terminated for any reason, including a termination following a change in control (as defined in the employment agreements), but excluding  termination  due  to  retirement  or  disability  or for  cause,  the executive would be entitled to a payment equal to four times the sum of the highest annual rate of base salary, as well as the continuation of life insurance (including coverage under the endorsement split dollar agreement), medical and dental insurance coverage for four years. In addition, the executive would be entitled to a cash payment equal to four times the tax-adjusted compensation payment towards the individually-owned life insurance policy. The executive may resign from employment for "good reason" and receive the benefits described above. "Good reason" would include the occurrence of any of the following events: (i) a substantial adverse and material change in executive's function, duties or responsibilities, (ii) a material reduction to base salary and benefits, from those being provided as of the effective date of the employment agreement (except for any reduction that is part of an employee-wide reduction in benefits), (iii) a relocation where the executive is required to perform services at a location more than 25 miles from Georgetown Savings Bank's principal executive offices as determined at the date of the agreement, (iv) a failure to elect or reelect or to appoint or reappoint the executive to the position he holds under the employment agreement unless consented to by the executive, (v) a liquidation or dissolution of Georgetown Savings Bank, or (vi) a material breach of the employment agreement by Georgetown Savings Bank. If an event constituting "good reason" occurs, the executive is required to give Georgetown Savings Bank notice within 90 days, and Georgetown Savings Bank will have 30 days to correct the good reason, however, the 30 day period may be waived by Georgetown Savings Bank. Notwithstanding the foregoing, if the payments to either executive under their respective agreements made in connection with a change in control would result in an excess parachute payment under Section 280G of the Internal Revenue Code, the benefits payable to such executive would be reduced to avoid the excess parachute payment. The reduction would be up to an amount, the value of which, results in a benefit that is one dollar less than the amount that would trigger an excess parachute payment.

         In the event that their employment was terminated for a reason entitling them to severance payments, Messrs. Balletto and Kennedy would receive an aggregate severance payment of approximately $553,386 and $367,275, respectively, pursuant to their employment agreements based upon current levels of compensation, subject to reduction to avoid an excess parachute payment, if applicable. The cash severance payment will be paid within 30 days of termination.

         Under each employment agreement, if an executive becomes disabled or incapacitated to the extent that the executive is completely unable to perform his normal duties, he will be entitled to all existing or comparable insurance benefits until the earlier of: (i) the executive's return to full-time employment with Georgetown Savings Bank; (ii) the executive's employment by another employer; (iii) the executive's attainment of age 65; (iv) the executive's death, or (v) 24 months following the executive's termination due to disability.

         Upon retirement at age 65 or in accordance with any retirement policy of Georgetown Savings Bank, the executive is entitled to benefits under such retirement policy and other plans to which he is a party but shall not be entitled to any benefit payments specifically as a result of the employment agreement.

         Each employment agreement requires the executive not to compete with Georgetown Savings Bank for a period of two years following a termination of employment for which the executive receives a cash severance payment (other than a termination of employment following a change in control).

         Change in Control Agreement. In January 2007, the Georgetown Savings Bank entered into a change in control agreement with Mr. Charles R. Shediac, in connection with the Georgetown Savings Bank's hiring of Mr. Shediac as the Georgetown Savings Bank's Senior Vice President/Chief Loan Officer. The change in control agreement has been updated in 2008 in order to add requirements of the final regulations under Section 409A of the Internal Revenue Code. The Agreement has an initial term of twelve calendar months, subject to automatic annual renewal unless written notice of non-renewal is provided to Mr. Shediac by the Georgetown Savings Bank's Board of Directors. If his employment is terminated subsequent to a "change in control" (as defined in the Agreement) of the Company or the Georgetown Savings Bank and during the term of the Agreement by (i) the Georgetown Savings Bank for any reason other than "cause" (as defined in the Agreement), or his death or (ii) Mr. Shediac for "good reason" (as defined in the Agreement), then the Georgetown Savings Bank will pay to him, in a lump sum as of the date of termination, a cash severance amount equal to one time his annual base salary, and provide, at the Georgetown Savings Bank's expense, coverage of him (and his family, if applicable) under all life, medical and dental insurance offered by the Georgetown Savings Bank in which he participated immediately prior to the date of termination, except to the extent such coverage may be changed in its application to all Georgetown Savings Bank employees. Such coverage will cease twelve months following the date of termination. In the alternative, the Georgetown Savings Bank will pay to Mr. Shediac within two and one-half months following the executive's separation from service, a cash amount equal to his cost of obtaining such benefits on his own, adjusted for any federal or state income taxes he has to pay on the cash amount.

         If the payments and benefits paid to the executive under the Agreement, either alone or together with other payments and benefits which he has the right to receive from the Georgetown Savings Bank, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code, the payments and benefits payable by the Georgetown Savings Bank will be reduced by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Georgetown Savings Bank being non-deductible to the Georgetown Savings Bank pursuant to Section 280G. Mr. Shediac is not required by the Agreement to mitigate the amount of any benefits under the Agreement by seeking other employment or otherwise. The amount of severance to be provided will not be reduced by any compensation earned by him as a result of employment by another employer after the date of termination or otherwise.

         Supplemental Retirement Plan. Georgetown Savings Bank previously adopted an Executive Supplemental Retirement Agreement for Messrs. Balletto and Kennedy. Effective June 30, 2008, Georgetown Savings Bank restructured the individual Executive Supplemental Retirement Agreements by establishing a Supplemental Retirement Plan. Like its predecessor, the Supplemental Retirement Plan is a non-tax-qualified, deferred compensation plan. The Supplemental Retirement Plan has been written to comply with Section 409A of the Internal Revenue Code. Messrs. Balletto and Kennedy are the only participants in the Supplemental Retirement Plan. Each participant is required to enter into a participation agreement evidencing his participation in the plan.

         Each executive will receive the normal retirement benefit under the Supplemental Retirement Plan if he remains employed with Georgetown Savings Bank until he attains age 65 or has a separation from service within two years of a change in control. The normal retirement benefit is a lump sum amount that is the actuarial equivalent of an annual lifetime benefit of 45% of the executive's final average compensation, multiplied by a fraction, the numerator of which is the executive's years of employment with the Bank and the denominator of which is 23. The executive's final average compensation is based on the four fiscal years of the last five fiscal years of employment with Georgetown Savings Bank in which the executive's base salary and bonus was the highest. If the executive has a separation from service prior to age 65 (other than due to death, disability or cause), the executive is entitled to his accrued annuity benefit calculated in the manner set forth above, and if applicable multiplied by the executive's vesting rate set forth in his participation agreement. If the executive is less than age 62 at the time of commencement of the supplemental benefit, his benefit will be further reduced by 5% per year for each year prior to age 62 that the benefit payment commences.

         If the executive dies prior to attaining age 65, while employed by Georgetown Savings Bank, the executive's beneficiary will be entitled to a death benefit equal to the present value of executive's accrued annuity benefit as of executive's date of death, without any pre-retirement reductions. In the event of the executive's disability while employed at Georgetown Savings Bank, the executive will be entitled to a disability benefit, payable commencing at age 65 (unless an alternative commencement time is elected by the executive) as if executive had continued to work until age 65 and assuming that executive's base salary increased 5% per year for each year until age 65. Each executive entered into an election to have the disability benefit paid at the time of disability determination.

         In the event of a change in control of Georgetown Bancorp, Inc. and/or the Georgetown Savings Bank followed within two years by executive's involuntary termination of employment or voluntary termination for good reason, the executive will be entitled to a supplemental benefit calculated as if the executive had attained age 65 and his base salary had increased 5% per year until such time; provided, however, the benefit will be reduced, if necessary, to avoid an excess parachute payment under Section 280G of the Internal Revenue Code.

         The Company accrued $102,000 and $612,000 in compensation expense for fiscal year 2009 and 2008, respectively, towards the benefit applicable to these agreements for Messrs. Balletto and Kennedy.

         Endorsement Split Dollar Death Benefits. In January 2002, in conjunction with the adoption of the Executive Supplemental Retirement Agreement, Georgetown Savings Bank adopted collateral assignment Split Dollar Plan Agreements with the two executives covered by the Executive Supplemental Retirement Plan. As the result of both the Sarbanes Oxley Act and recent tax law changes, including the enactment of Section 409A of the Internal Revenue Code, Georgetown Savings Bank determined that it was in the best interest of the Bank to unwind the collateral assignment equity split dollar agreements by having the executives transfer the life insurance policies in their name to Georgetown Savings Bank. In consideration for the termination of this agreement and policy transfer, effective June 30, 2008, the Bank entered into endorsement split dollar life insurance agreements with each of Messrs. Balletto and Kennedy providing additional death benefits during employment and in limited circumstances thereafter, and also agreed to compensate the executives for their purchase of individually-owned life insurance policies that are intended to survive termination of employment (more fully discussed above under "Employment Agreements"). Under the endorsement split dollar agreements, each executive (or his designated beneficiary) is entitled to share in the proceeds under a life insurance policy owned by Georgetown Savings Bank in the event of his death prior to termination of employment (or, in the event of a change in control, in the event of his death within 36 months of the change in control). In addition, in the event of the executive's involuntary termination of employment by Georgetown Savings Bank or executive's resignation for "good reason" (as defined in each executive's employment agreement) executive shall continue to be covered by the endorsement split dollar agreement for 36 months following such termination of employment. Under the endorsement split dollar life insurance agreements, the death benefit for Mr. Balletto is $2.0 million and for Mr. Kennedy is $1.0 million.

Stock Benefit Plans

         Employee Stock Ownership Plan and Trust. The Board of Directors of Georgetown Savings Bank has adopted an employee stock ownership plan. Employees who are at least 21 years old with at least one year of employment with Georgetown Savings Bank are eligible to participate. The employee stock ownership plan trust has borrowed funds from the Company and used those funds to purchase 99,981 shares of Company common stock. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Georgetown Savings Bank discretionary contributions to the employee stock ownership plan over a remaining period of 6 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a fixed rate of 8.0%. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan are vested at the rate of 20% per year, and will be fully vested upon completion of five years of credited service, with credit given to participants for four years of credited service with Georgetown Savings Bank's mutual predecessor prior to the adoption of the plan. A participant's interest in his or her account under the plan fully vests in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Georgetown Savings Bank's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, the Company records compensation expense each year in an amount equal to the fair market value of the shares committed to be released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

Directors' Compensation

         The following table sets forth for the year ended June 30, 2009 certain information as to the total remuneration paid to directors other than Mr. Balletto, who receives no compensation for being a director.


                               DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2009

                                                                                 Nonqualified
                            Fees earned                            Non-equity      deferred
                             or paid in     Stock      Option    incentive plan  compensation     All other
                                cash       awards      awards     compensation     earnings      compensation     Total
      Name                       ($)         ($)        ($)           ($)             ($)            ($)           ($)

David H Condon                $  5,000        --         --            --             --              --        $  5,000
Keith N. Congdon                13,450        --         --            --             --              --          13,450
Anthony S. Conte, Jr.           12,550        --         --            --             --              --          12,550
Stephen L Flynn                 21,100        --         --            --             --              --          21,100
Thomas L. Hamelin                8,800        --         --            --             --              --           8,800
Marybeth McInnis                 7,450        --         --            --             --              --           7,450
J. Richard Murphy                7,300        --         --            --             --              --           7,300
Kathleen R. Sachs               10,400        --         --            --             --              --          10,400
Richard F. Spencer              17,800        --         --            --             --              --          17,800
David A. Splaine                15,450        --         --            --             --              --          15,450
Mary L. Williams                18,300        --         --            --             --              --          18,300
Robert T. Wyman                  3,600        --         --            --             --              --           3,600
John H. Yeaton                   9,200        --         --            --             --              --           9,200
                              --------                                                                          --------
Total                         $150,400                                                                          $150,400
                              ========                                                                          ========

Directors' Compensation

         Each of the individuals who serve as a director of the Company serves as a director of Georgetown Savings Bank and earns director fees in that capacity, with the exception of Mr. Balletto, who receives no compensation for being a director. Each director of Georgetown Savings Bank is paid a fee of $600 per meeting attended. Each director serving on a Board of Directors committee is paid a fee of $250 per meeting attended, except for the Audit Committee for which the fee is $500 per meeting attended and the Executive Committee for which the fee is $400 per meeting attended. The Chairman of each committee receives an additional $100 per meeting attended. The Chairman of the Board and the Vice Chairman of the Board are paid annual retainers of $3,500 and $2,000, respectively. For the year ended June 30, 2009, Georgetown Savings Bank paid a total of $150,400 in director fees.

Transactions with Certain Related Persons

         All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by the Audit Committee of the Company following a review for potential conflicts of interest. In the ordinary course of business, Georgetown Savings Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Georgetown Savings Bank. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Georgetown Savings Bank's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
              PROPOSAL 2--APPROVAL OF THE GEORGETOWN BANCORP, INC.
                           2009 EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

         The Board of Directors has adopted, subject to stockholder approval, the Georgetown Bancorp, Inc. 2009 Equity Incentive Plan (the "Equity Incentive Plan"), to provide officers, employees and directors of Georgetown Bancorp and Georgetown Savings Bank with additional incentives to promote the growth and performance of Georgetown Bancorp. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

         The Equity Incentive Plan complies with the regulations of the Office of Thrift Supervision. However, the Office of Thrift Supervision has not endorsed or approved the Equity Incentive Plan in any way.

         The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

         Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 250,000 shares of Georgetown Bancorp common stock pursuant to grants of restricted stock awards, incentive stock options, non-qualified stock options and stock appreciation rights; provided, however, that shares of stock used to fund stock options greater than 136,085 shares must be obtained through stock repurchases and shares of stock used to fund restricted stock awards greater than 54,434 shares must be obtained through stock repurchases.

         The Equity Incentive Plan will be administered by the members of Georgetown Bancorp's Compensation Committee (the "Committee") who are "Disinterested Board Members," as defined in the Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan's purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of Georgetown Bancorp the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded. Awards intended to be "performance-based" under Section 162(m) of the Internal Revenue Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

         The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Georgetown Bancorp or a subsidiary of Georgetown Bancorp, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Georgetown Bancorp or a subsidiary of Georgetown Bancorp, including the plan of any entity acquired by Georgetown Bancorp or a subsidiary of Georgetown Bancorp.

Eligibility

         Employees and directors of Georgetown Bancorp or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.


Types of Awards

         The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient's award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options, stock appreciation rights or restricted stock, as follows:

         Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Georgetown Bancorp's common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Georgetown Bancorp's common stock was not traded on such date, then on the last preceding date on which any reported sale of Georgetown Bancorp common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Code Section 409A, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

         Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering stock of Georgetown Bancorp owned by the participant in satisfaction of the exercise price, (iii) by a "cashless exercise" through a third party, or
(iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

         Stock Appreciation Rights. A stock appreciation right is the right to receive a payment of our common stock in an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the stock appreciation right over the fair market value of the common stock on the date of grant of the stock appreciation right. The total number of shares that may be acquired upon the exercise of a stock appreciation right will be rounded down to the nearest whole share. Stock appreciation rights may be granted in tandem with the grant of stock options, and are exercisable on the same conditions as the related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related stock option and the exercise of the related stock option cancels the tandem stock appreciation right.

         Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

         Prohibition Against Repricing of Options or Stock Appreciation Rights. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or a stock appreciation right previously granted.

Limitation on Awards Under the Equity Incentive Plan


      The Equity Incentive Plan includes the following limitations:

     o the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to the exercise of stock options, stock appreciation rights and/or restricted stock shall be 25% of all shares of stock available for award under the Equity Incentive Plan, all of which may be issued during any calendar year;

     o the maximum number of shares of stock that may be issued or delivered to any one individual non-employee director pursuant to the exercise of stock options, stock appreciation rights, and restricted stock shall be 5% of all shares of stock available for awards under the Equity Incentive Plan; and

     o The maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options, stock appreciation rights and restricted stock shall be 30% of all shares of stock available for award under the Equity Incentive Plan.

         To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option or stock appreciation right is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

         In the event of a corporate transaction involving the stock of Georgetown Bancorp (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award's status as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards.

Performance Features

         General. A federal income tax deduction for Georgetown Bancorp will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute "performance-based compensation" (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options and stock appreciation rights will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

         Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders' equity; cash return on average stockholders' equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Georgetown Bancorp as a whole or of any one or more subsidiaries or business units of Georgetown Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

         If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Georgetown Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control.

Change in Control

         Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Georgetown Bancorp, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when: (a) any person is or becomes the beneficial owner, directly or indirectly, of securities of Georgetown Bancorp representing 25% or more of the combined voting power of Georgetown Bancorp's then outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Incentive Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Incentive Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving Georgetown Bancorp and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined in the Equity Incentive Plan as an Excluded Transaction, or the stockholders of Georgetown Bancorp approve a plan of complete liquidation of Georgetown Bancorp, or a sale, liquidation or other disposition of all or substantially all of the assets of Georgetown

Bancorp or Georgetown Savings Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of Georgetown Bancorp and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of Georgetown Bancorp have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control (as defined in the Equity Incentive Plan) occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a change in control for purposes of the Equity Incentive Plan.

         In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

         The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Georgetown Bancorp or its affiliate or subsidiary; any material violation of one or more of Georgetown Bancorp's policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Georgetown Bancorp's business or reputation, its affiliates and/or its subsidiaries.

         If Georgetown Bancorp is required to prepare an accounting restatement due to the material noncompliance of Georgetown Bancorp, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Georgetown Bancorp the amount of any payment in settlement of an award earned or accrued during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Georgetown Bancorp for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

         The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant's (or affected beneficiary's) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

         The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

         The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

         Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Georgetown Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

         Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Georgetown Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

         The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

         If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

         If  the  foregoing  holding  period   requirements  are  not  met,  the
participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Georgetown Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

         Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the fair market value of shares received will be taxable to the participant as ordinary income and Georgetown Bancorp will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

         Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Georgetown Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Georgetown Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

         Withholding of Taxes. Georgetown Bancorp may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

         Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Georgetown Bancorp.

         Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Georgetown Bancorp's ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table ("covered employees"). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. "Qualified performance-based compensation" is not subject to this limit and is fully deductible by Georgetown Bancorp. "Qualified performance-based compensation" is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options and stock appreciation rights available for award under the Equity Incentive Plan will be considered "qualified performance-based compensation" even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

         In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee's retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options, stock appreciation rights and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. Georgetown Bancorp expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

         Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Georgetown Bancorp suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

         Under Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," Georgetown Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock and stock appreciation rights).

Awards to be Granted

         The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards; however, all awards will be subject to the allocation parameters contained in the Federal Deposit Insurance Corporation and Office of Thrift Supervision regulations. It is the intent of the Board of Directors to fund the all restricted stock awards granted under the Equity Incentive Plan through repurchases of our common stock, subject to market and regulatory conditions.

Required Vote and Recommendation of the Board

         In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of: (i) a majority of the shares represented at the meeting and entitled to be voted at the meeting, and (ii) a majority of the votes cast at the meeting, in person or by proxy, by stockholders other than our mutual holding company, Georgetown Bancorp, MHC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN.

--------------------------------------------------------------------------------
    PROPOSAL 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has approved the engagement of Wolf & Company, P. C. to be the Company's independent registered public accounting firm for the 2010 fiscal year, subject to the ratification of the engagement by the Company's stockholders. Stockholder ratification of the selection of Wolf & Company, P. C. is required by the Company's Bylaws. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P. C. for the Company's fiscal year ending June 30, 2010. A representative of Wolf & Company, P. C. is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

         The Board of Directors is  submitting  the selection of Wolf & Company,
P. C. as the Company's independent registered public accounting firm to the stockholders for ratification pursuant to the Company's bylaws and as a matter of good corporate practice. If the stockholders fail to ratify the selection of Wolf & Company, P. C., the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

         Audit Fees. During the past two fiscal years the fees billed for professional services rendered by Wolf & Company, P. C. (the "Independent Auditor") for the audit of the Company's annual financial statements and for the review of the consolidated financial statements included in the Company's quarterly reports on Forms 10-Q were $95,500 for 2009 and $90,500 for 2008.

         Audit-Related Fees. During the fiscal years ended June 30, 2009 and 2008, there were aggregate fees of $1,600 and $7,000, respectively, billed for professional services by the Independent Auditor that were reasonably related to the performance of the audit.

         Tax Fees. During the past two fiscal years the fees billed for professional services by the Independent Auditor for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $15,500 for 2009 and $14,700 for 2008.

         All Other Fees. During the fiscal year ended June 30, 2009, fees billed for a review of selected information technology controls by the Independent Auditor were $4,400. There were no other fees billed during the fiscal year ended June 30, 2008. The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in fiscal 2009 did not affect the independent registered public accounting firm's independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit and non-audit services for the past two fiscal years were pre-approved by the Audit Committee.

         In order to ratify the selection of Wolf & Company, P. C. as the independent registered public accounting firm for the 2009 fiscal year, the proposal must receive at least a majority of the votes cast "FOR" or "AGAINST", either in person or by proxy, in favor of such ratification.

         The Board of Directors recommends a vote "FOR" the ratification of Wolf & Company, P. C., as independent registered public accounting firm for the 2010 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 2 East Main Street, Georgetown, Massachusetts 01833, no later than May 24, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

--------------------------------------------------------------------------------
        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
--------------------------------------------------------------------------------

         The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

         The date on which the next Annual Meeting of Stockholders is expected to be held is October 26, 2010. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2010 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 21, 2010.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company will request that banks, brokers and other holders of record send proxies and material to the beneficial holders of Company common stock and secure their voting instructions. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $5,000, plus reasonable expenses for these services.

         The Company's 2009 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to Joseph W. Kennedy at the address set forth immediately below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO JOSEPH W. KENNEDY, SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER AND TREASURER, GEORGETOWN BANCORP, INC., 2 EAST MAIN STREET, GEORGETOWN, MASSACHUSETTS 01833, OR CALL AT (978) 352-8600.

--------------------------------------------------------------------------------
         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
--------------------------------------------------------------------------------

         Georgetown Bancorp, Inc.'s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2009 Annual Report to Stockholders, are each available on the internet at www.cfpproxy.com/5770.
                                  ---------------------


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Joseph W. Kennedy

                                           Joseph W. Kennedy
                                           Corporate Secretary
Georgetown, Massachusetts
September 21, 2009

                                   APPENDIX A

                            GEORGETOWN BANCORP, INC.

                           2009 EQUITY INCENTIVE PLAN

                               ARTICLE 1 - GENERAL
                               -------------------

         Section  1.1  Purpose,  Effective  Date and Term.  The  purpose of this
                       ----------------------------------
Georgetown Bancorp, Inc. 2009 Equity Incentive Plan (the "Plan") is to promote the long-term financial success of Georgetown Bancorp, Inc., a Federal corporation (the "Company"), and its Subsidiaries, including Georgetown Savings Bank (the "Bank"), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company's stockholders. The "Effective Date" of the Plan is October 27, 2009, the expected date of the approval of the Plan by the Company's stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

         Section  1.2  Administration.  The  Plan  shall  be  administered  by a
                       --------------
committee of the Company's Board of Directors (the "Committee"), in accordance with Section 5.1.

         Section 1.3 Participation.  Each Employee or Director of the Company or
                     -------------
any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a "Participant" in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

         Section  1.4  Definitions.  Capitalized  terms  used in this  Plan  are
                       -----------
defined in Article 8 and elsewhere in this Plan.

                               ARTICLE 2 - AWARDS
                               ------------------

         Section  2.1  General.   Any  Award  under  the  Plan  may  be  granted
                       -------
singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

         (a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an "ISO") that is intended to satisfy the requirements applicable to an "Incentive Stock Option" described in Code Section 422(b), or a Non-Qualified Stock Option (a "Non-Qualified Option") that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

         (b) Stock Appreciation Rights. A stock appreciation right (a "SAR") means a grant under Section 2.2, which represents the right to receive in shares of Stock an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) the Exercise Price established by the Committee in accordance with Section 2.2.

         (c) Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

         Section 2.2  Stock Options and SARs.
                      ----------------------

         (a) Grant of Stock Options and SARs. Each Stock Option or SAR shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options or SARs covered by the Award; (ii) specify the date of grant of the Stock Option or SAR; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service with the Company as the Committee may, in its discretion, prescribe.

         (b) Terms and Conditions. A Stock Option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The "Exercise Price" of each Stock Option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers' check; (iv) by other property deemed acceptable by the Committee; or
(v) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

         Section 2.3    Restricted Stock.
                        -----------------

         (a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

         The Stock evidenced hereby is subject to the terms of an Award Agreement with Georgetown Bancorp, Inc. dated [Date], made pursuant to the terms of the Georgetown Bancorp, Inc. 2009 Equity Incentive Plan, copies of which are on file at the executive offices of Georgetown Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants' ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

         (b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

                  (i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

                  (ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

                  (iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

         Section 2.4  Performance-Based  Compensation.  Any Award under the Plan
                      -------------------------------
that is intended to be "performance-based compensation" within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

         (a) Performance Measures. Such performance measures may be based on any one or more of the following:

                (i)     basic earnings per share;

                (ii)    basic cash earnings per share;

                (iii)   diluted earnings per share;

                (iv)    diluted cash earnings per share;

                (v)     net income or net income before taxes;

                (vi)    cash earnings;

                (vii)   net interest income;

                (viii)  non-interest income;

                (ix) general and administrative expense to average assets ratio;

                (x) cash general and administrative expense to average assets ratio;

                (xi)    efficiency ratio;

                (xii)   cash efficiency ratio;

                (xiii)  return on average assets;

                (xiv)   cash return on average assets;

                (xv)    return on average stockholders' equity;

                (xvi)   cash return on average stockholders' equity;

                (xvii)  return on average tangible stockholders' equity;

                (xviii) cash return on average tangible stockholders' equity;

                (xix)   core earnings;

                (xx)    operating income;

                (xxi)   operating efficiency ratio;

                (xxii)  net interest rate margin or net interest rate spread;

                (xxiii) growth in assets, loans, or deposits;

                (xxiv)  loan production volume;

                (xxv)   non-performing loans;

                (xxvi)  cash flow;

                (xxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

                (xxviii) any combination of the foregoing.

         Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report or in the Compensation Discussion and Analysis Section, if any, of the Company's annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

         (b) Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

         Section  2.5  Vesting  of  Awards.  Unless the  Committee  specifies  a
                       -------------------
different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option or SAR) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant's death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

         Section 2.6  Deferred  Compensation.  If any Award would be  considered
                      ----------------------
"deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

         Section  2.7   Prohibition   Against  Option   Repricing.   Except  for
                        -----------------------------------------
adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company's stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option's in-the-money value) or replacement grants, or other means.

         Section 2.8. Effect of Termination of Service on Awards.  The Committee
                      ------------------------------------------
shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise provided in an Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

          (a) Upon a Participant's Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, Stock Options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options and SARs may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

          (b) In the event of a Termination of Service for Cause, all Stock Options and SARs granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

          (c) Upon Termination of Service for reason of Disability, death, or Retirement, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service; provided, however, Restricted Stock that is intended to qualify as performance-based compensation within the meaning of Code Section 162(m) will not vest on Retirement unless the Award Agreement so specifies. Stock Options and SARs may be exercised for a period of one year following Termination of Service due to Retirement, death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of Termination of Service.

          (d) Notwithstanding anything herein to the contrary, no Stock Option or SAR shall be exercisable beyond the last day of the original term of such Stock Option or SAR.

          (e) Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options, SARs, and Restricted Stock is as set forth in Article 4.

                       ARTICLE 3 - SHARES SUBJECT TO PLAN
                       ----------------------------------

         Section 3.1 Available Shares. The shares of Stock with respect to which
                     ----------------
Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

         Section 3.2 Share Limitations.
                     -----------------

         (a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Two Hundred Fifty Thousand (250,000) shares of Stock. All of such shares of Stock may be delivered pursuant to Options (all of which may be granted as ISOs), or Restricted Stock Awards (or any combination of Options and Restricted Stock Awards), provided that shares of Stock used to fund Stock Options greater than One Hundred Thirty-Six Thousand Eighty-Five (136,085) shares of Stock and shares of Stock used to fund Restricted Stock Awards greater than Fifty-Four Thousand Four Hundred Thirty-Four (54,434) shares must be obtained through stock repurchases. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

         (b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or SAR (other than a tandem SAR) or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options, SARs and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option, SAR or Restricted Stock is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or SAR is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price,
(ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) SARs are settled in shares of Stock upon exercise, the number of shares of Stock available shall be reduced by the gross number of Stock Options or SARs exercised rather than by the net number of shares of Stock issued.

         Section 3.3 Limitations on Grants to Individuals.
                     ------------------------------------

         (a) Employee Awards. The maximum number of shares of Stock, in the aggregate, that may be covered by any one or more Awards of Stock Options, SARs and/or Restricted Stock to any one Employee pursuant to Section 3.2 shall not exceed twenty-five percent (25%) of all shares of stock that are available for award under the Plan. All such Awards may be granted during any one calendar year. For purposes of this Section 3.3(a) and Section 3.3(b) below, if a Stock Option is granted in tandem with a SAR, such that the exercise of the Stock Option or SAR with respect to a share of Stock cancels the tandem SAR or Stock Option, respectively, with respect to such share, the tandem Stock Option and SAR with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

         (c) Director Awards. The maximum number of shares of Stock, in the aggregate, that may be covered by one or more Awards of Stock Options, SARs and/or Restricted Stock to any one individual non-Employee Director pursuant to
Section 3.2 shall not exceed five percent (5%) of all shares of Stock that are available for award under the Plan. In addition, the maximum number of shares of Stock that may be covered by any one or more Awards of Stock Options, SARs and/or Restricted Stock granted to all non-Employee Directors, in the aggregate, pursuant to Section 3.2 shall not exceed thirty percent (30%) of all shares of Stock that are available for award under the Plan.

         Section 3.4 Corporate Transactions.
                     ----------------------

         (a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs and Restricted Stock, and (iii) the Exercise Price of Stock Options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs and Restricted Stock (including, without limitation, cancellation of Stock Options, SARs and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, SARs or Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as "performance-based compensation" shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

         (b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARs granted under the Plan which remain outstanding shall be converted into Stock Options to purchase or SARs to acquire voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options or SARs under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option or SAR being canceled.

         Section 3.5  Delivery  of Shares.  Delivery of shares of Stock or other
                      -------------------
amounts under the Plan shall be subject to the following:

         (a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

         (b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

                          ARTICLE 4 - CHANGE IN CONTROL
                          -----------------------------

         Section  4.1  Consequence  of a  Change  in  Control.  Subject  to  the
                       --------------------------------------
provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

         (a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SAR).

         (b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in
Section 2.1(c) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

         (c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

         Section 4.2 Definition of Change in Control.  For purposes of the Plan,
                     -------------------------------
unless otherwise provided in an Award Agreement, a "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following:

         (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term "Person" shall not include (1) the MHC, the Company or any of its Subsidiaries,
(2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and
(c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

         (b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

         (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

         (d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

         (e) a Potential Change in Control occurs, and the Board determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting
Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a "second-step" conversion of the MHC to stock form, unless otherwise provided in the Award Agreement. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

                              ARTICLE 5 - COMMITTEE
                              ---------------------

         Section  5.1  Administration.  The Plan  shall be  administered  by the
                       --------------
members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or
(ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are "independent directors" under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

         Section 5.2 Powers of Committee.  The administration of the Plan by the
                     -------------------
Committee shall be subject to the following:

         (a) the Committee will have the authority and discretion to select from among the Company's and its Subsidiaries' Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (including accelerating awards in the event of a "second-step" conversion of the MHC to stock form).

         (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

         (c) The Committee will have the authority to define terms not otherwise defined herein.

         (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

         (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

         Section 5.3 Delegation by Committee. Except to the extent prohibited by
                     -----------------------
applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

         Section  5.4  Information  to be  Furnished  to  Committee.  As  may be
                       --------------------------------------------
permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

         Section 5.5 Committee  Action.  The Committee shall hold such meetings,
                     -----------------
and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                      ARTICLE 6 - AMENDMENT AND TERMINATION
                      -------------------------------------

         Section 6.1  General.  The Board may, as permitted by law, at any time,
                      -------
amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company's stockholders.

         Section  6.2  Amendment  to  Conform  to Law  and  Accounting  Changes.
                       --------------------------------------------------------
Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

                            ARTICLE 7 - GENERAL TERMS
                            -------------------------

         Section 7.1   No Implied Rights.
                       -----------------

         (a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

         (b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

         (c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         Section 7.2  Transferability.  Except as  otherwise  so provided by the
                      ---------------
Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) and SARs (other than SARs granted in tandem with ISOs) under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

         Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

         Section 7.3 Designation of Beneficiaries.  A Participant  hereunder may
                     ----------------------------
file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

         Section 7.4  Non-Exclusivity.  Neither the adoption of this Plan by the
                      ---------------
Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock, SARs or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

         Section 7.5 Award Agreement. Each Award granted under the Plan shall be
                     ---------------
evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

         Section  7.6 Form and Time of  Elections.  Unless  otherwise  specified
                      ---------------------------
herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         Section 7.7 Evidence. Evidence required of anyone under the Plan may be
                     --------
by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         Section 7.8 Tax Withholding. Where a Participant is entitled to receive
                     ---------------
shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option or SAR settled in stock, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under SFAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

         Section  7.9 Action by Company or  Subsidiary.  Any action  required or
                      --------------------------------
permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

         Section 7.10 Successors.  All obligations of the Company under the Plan
                      ----------
shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

         Section 7.11  Indemnification.  To the fullest extent  permitted by law
                       ---------------
and the Company's governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         Section 7.12 No Fractional  Shares.  Unless otherwise  permitted by the
                      ---------------------
Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and
                      -------------
all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Massachusetts, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

         Section 7.14 Benefits Under Other Plans.  Except as otherwise  provided
                      --------------------------
by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

         Section 7.15  Validity.  If any provision of this Plan is determined to
                       --------
be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

         Section 7.16 Notice.  Unless otherwise  provided in an Award Agreement,
                      ------
all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

         (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

         (b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

         (c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's Chief Executive Officer and to the Corporate Secretary.

         Section 7.17 Forfeiture Events.
                      -----------------

         (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant's provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

         (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

         In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

                     ARTICLE 8 - DEFINED TERMS; CONSTRUCTION
                     ---------------------------------------

         Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

         (a) "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

         (b) "Award" means any Stock Option, SAR, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

         (c) "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant's signature is required.

         (d) "Board" means the Board of Directors of the Company.

         (e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for "Cause," then, for purposes of this Plan, the term "Cause" shall have the meaning set forth in such agreement. In the absence of such a definition, "Cause" means (i) the conviction of the Participant for a felony or any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant's Service with the Company.

         (f) "Change in Control" has the meaning ascribed to it in Section 4.2.

         (g) "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

         (h) "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

         (i) "Committee" means the Committee acting under Article 5.

         (j) "Covered Employee" has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

         (k) "Director" means a member of the Board of Directors of the Company or a Subsidiary.

         (l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of "Disability" or "Disabled," then, for purposes of this Plan, the terms "Disability" or "Disabled" shall have meaning set forth in such agreement. In the absence of such a definition, "Disability" shall be defined in accordance with the Bank's long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, "Disability" or "Disabled" shall mean that a
Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
(12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company's
Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

         (m) "Disinterested Board Member" means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

         (n) "Employee" means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (p) "Excluded Transaction" means (I) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (II) a second-step conversion of the MHC.

         (q) "Exercise Price" means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.

         (r) "Fair Market Value" means, with respect to a share of Stock on a specified date:

                  (I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

                  (II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

         (s) A termination of employment by an Employee Participant shall be deemed a termination of employment for "Good Reason" as a result of the Participant's resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant's base salary in effect immediately prior to the Change in Control;
(d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant's compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant's principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant's principal residence prior to the Change in Control.

         (t) "Immediate  Family  Member" means with respect to any  Participant:
(a) any of the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant's household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

         (u) "Incumbent Directors" means:

                  (I) the individuals who, on the date hereof, constitute the Board; and

                  (II) any new Director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or
         (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

         (v) "Involuntary Termination of Employment" means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

         (w) "ISO" has the meaning ascribed to it in Section 2.1(a).

         (x) "MHC" means Georgetown Bancorp, MHC.

         (y) "Non-Qualified Option" means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

         (z) "Participant" means any individual who has received, and currently holds, an outstanding Award under the Plan.

         (aa) "Potential Change in Control" means:

                  (I) the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

                  (II) one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Home Owners' Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                  (III) a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

         (bb) "Restricted Stock" has the meaning ascribed to it in Section 2.3.

         (cc) "Retirement" means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65 with fifteen (15) years of service to the Company or any of its Subsidiaries, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. Years of employment as an Employee and Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director's intention to retire. A non-Employee Director who terminates Service as a Director but who continues to serve as a director emeritus or advisory director shall not be deemed to have retired or otherwise terminated due to Retirement until both Service as a Director and Service as a director emeritus or advisory director has terminated.

         (dd) "SAR" has the meaning ascribed to it in Section 2.1(b).

         (ee) "SEC" means the United States Securities and Exchange Commission.

         (ff) "Securities Act" means the Securities Act of 1933, as amended from time to time.

         (gg) "Service" means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

         (hh) "Stock" means the common stock of the Company, $0.10 par value per share.

         (ii) "Stock Option" means an ISO or a Non-Qualified Option.

         (jj) "Subsidiary" means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

         (kk) "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

                  (I) The Participant's cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

                  (II) The Participant's cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant's being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (ll), to the extent applicable, an Employee's leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

                  (III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

                  (IV) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

                  (V) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (kk), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of "Separation from Service" as defined under Code
         Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a "Separation from Service" shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a "Specified Employee," as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant's Separation from Service.

                  (VI) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

         (ll) "Voting Securities" means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

         (mm) "Whole Board" means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

         Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

         (a) actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

         (b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

         (c) in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

         (d)  references  to  a  governmental  or   quasi-governmental   agency,
authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

         (e) indications of time of day mean Massachusetts time;

         (f) "including" means "including, but not limited to";

         (g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

         (h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

         (i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

         (j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

         (k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                                 REVOCABLE PROXY

                            GEORGETOWN BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 2009

         The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts on October 27, 2009, at noon, Massachusetts time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                Vote   For All
                                                        For   Withheld  Except
1.       The  election as  directors  of all            [_]      [_]     [_]
         four  (4)  nominees  listed  below,
         each  to   serve   for   the   term
         specified after his or her name


         Anthony S. Conte, Jr., (three-year term)
         Marybeth McInnis (three-year term)
         John H. Yeaton (three-year term)
         Mary L. Williams (three-year term)

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

         -----------------------------------

         -----------------------------------

                                                        For    Against   Abstain
2.       The approval of the Georgetown Bancorp, Inc.   [_]      [_]       [_]
         2009 Equity Incentive Plan

3.       The ratification of Wolf & Company, P. C. as   [_]      [_]       [_]
         the Company's independent registered public accounting firm for the fiscal year ending
         June 30, 2010.

         Check Box if You Plan to Attend Annual Meeting                    [_]

         The Board of Directors recommends a vote "FOR" Proposal 1, Proposal 2 and Proposal 3.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                                                        ------------------------
Please be sure to sign and date                         | Date                 |
this proxy card in the box below.                       |                      |
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|                                                                              |
|                                                                              |
---------Sign above-------------------------------------------------------------

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   Detach above card, sign, date and mail in postage paid envelope provided.

                            GEORGETOWN BANCORP, INC.
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                               PLEASE ACT PROMPTLY

         PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
         Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

         The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 21, 2009 and audited financial statements.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
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         IMPORTANT   NOTICE   REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS
GEORGETOWN BANCORP, INC.'S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE 2009 ANNUAL REPORT TO STOCKHOLDERS, ARE EACH AVAILABLE ON THE INTERNET AT www.cfpproxy.com/5770.
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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